UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2009

VOYANT INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

Nevada	33-26531-LA	88-0241079
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

444 Castro Street

Suite 318

Mountain View, CA 94041

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (800) 710-6637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On February 20, 2009, Voyant International Corporation (“Voyant”) entered into an Amendment to the Second Amended and Restated Secured Promissory Note and Second Amended and Restated Loan Agreement (“Amendment”) with the Brown Family Trust, an Alaskan Trust (the “Lender”) extending the maturity date of the note from February 23, 2009 to May 26, 2009 (“Maturity Date”).  The current outstanding amounts due under the note are $3,702,703 plus accrued and unpaid interest.

Item 2.03

Creation of a Direct Financial Obligation

The disclosures under Item 1.01 above are incorporated herein by reference.

Item 7.01

Other Events.

On February 23, 2009 Voyant is posting on its website at www.voyant.net a letter to its shareholders from its Chief Executive Officer to update shareholders on Voyant’s business and current developments (the “Shareholder Letter”). A copy of the Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Statements in this Current Report on Form 8-K and the Shareholder Letter about our future expectations, plans and prospects, including statements containing the words "expects," “intends,” “plans,” “develop,” “believe,” “may,” “goal,” and similar expressions, are forward-looking statements. We may not meet the expectations disclosed in our forward-looking statements and investors should not place undue reliance on those statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: market acceptance of our products, including by our beta testers of our commercial products, competition, our ability to acquire, license or develop additional technologies or content, our ability to successfully develop and market products and services that we plan, including our physical-layer communications technologies and future versions of our Rocketstream products, our ability to reach agreements for transaction for which we are engaged in negotiations and consummate those transactions, our ability to accurately identify shortcomings in the evolution of the media and entertainment industries, our ability to raise sufficient capital, our ability to protect our intellectual property and other factors in our most recent Annual Report on Form 10-KSB and Quarterly Reports on Form 10-Q filed with the SEC.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Exhibit Description

99.1	Chief Executive Officer’s Letter to Shareholders dated February 23, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2009

VOYANT INTERNATIONAL CORPORATION

By:	/s/ DANA R. WALDMAN
Dana R. Waldman
Chief Executive Officer